UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6I(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Clever Leaves Holdings Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

EXPLANATORY NOTE

Clever Leaves Holdings Inc. (the “Company”) is filing this Definitive Additional Materials on Schedule 14A to amend the proxy card with respect to the voting options for Item Two previously filed with the Company’s Definitive Proxy Statement on Schedule 14A (the “2021 Proxy Statement”) with the Securities and Exchange Commission (“SEC”) on April 30, 2021 and furnished to shareholders in connection with the virtual annual meeting of shareholders scheduled on June 29, 2021 at 10:00 am Eastern Daylight Time. This supplement to the 2021 Proxy Statement (the “Supplement”) supplements the 2021 Proxy Statement as filed and should be read in conjunction with the 2021 Proxy Statement. Except as specifically supplemented by the information contained herein, all information set forth in the 2021 Proxy Statement remains accurate and should be considered in voting your shares. This Supplement is being filed with the SEC and is being made available to shareholders on or about May 20, 2021.

The 2021 Proxy Statement included a Proxy Card that describes that shareholders may cast votes “for” or “withhold” or “abstain” from casting votes with respect to the appointment of BDO Canada LLP as the Company’s independent registered public accounting firm to serve as independent auditor for the 2021 fiscal year (the “Auditor Appointment Proposal”). The amended proxy card attached to this Supplement reflects that shareholders may cast votes “for,” “against,” or “abstain” from casting votes on the Auditor Appointment Proposal. The proxy card is being mailed to shareholders in the form attached hereto. This Supplement is filed to correct the EDGAR version of the Proxy Statement so that it includes the proxy card mailed to shareholders.

Any reference in the 2021 Proxy Statement to a “withhold” vote with respect to the Auditor Appointment Proposal is hereby stricken and shall have no effect, as there will be no option to “withhold” from voting shares with respect to the Auditor Appointment Proposal. Instead, as indicated on the Proxy Card as mailed to stockholders, exclusively with respect to the Auditor Appointment Proposal, stockholders may cast votes “for”, “against” or “abstain” from voting on, the Auditor Appointment Proposal.

As described in the 2021 Proxy Statement, the Board of Directors of the Company recommends a vote FOR the Auditor Appointment Proposal.

Clever Leaves Holdings Inc.

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00am, ET, on June 29, 2021.

Online
Go to **www.investorvote.com/CLVR** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/CLVR

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2021 Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposal 2.

1. Election of Directors: To elect each of the 5 director nominees named in the proxy statement

	For	Withhold		For	Withhold		For	Withhold
01 - Kyle Detwiler	☐	☐	02 - Andres Fajardo	☐	☐	03 - Etienne Deffarges	☐	☐
04 - Elisabeth DeMarse	☐	☐	05 - Gary M. Julien	☐	☐			

	For	Against	Abstain
2. The appointment of BDO Canada LLP as the Company's independent registered public accounting firm to serve as independent auditor for the fiscal year 2021.	☐	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer and provide the corporate seal, if any.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2021 Annual Meeting of Shareholders of Clever Leaves Holdings Inc. will be held on June 29th, 2021 at 10:00 am ET, virtually via the internet at www.meetingcenter.io/285771470.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — KVHQ2021.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: http://www.edocumentview.com/KVHQ

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Clever Leaves Holdings Inc.

CLEVER LEAVES HOLDINGS INC.

Annual Meeting of Shareholders
June 29, 2021 10:00 a.m., Eastern Daylight Time
This proxy is solicited by the Board of Directors

The undersigned hereby authorizes Kyle Detwiler, David M. Kastin and Henry R. Hague III, or any of them, each with full power of substitution, or __________ as proxy of the undersigned to attend and vote at the Annual Meeting and at any adjournment thereof, with all the powers which the undersigned could exercise if personally present and with authority to vote at the said proxyholder's discretion unless herein otherwise specified.

The shares represented by this proxy will be voted for, against, withheld or abstained from voting (as applicable) in accordance with the instructions noted hereon on any ballot that may be called for. The persons named in this proxy will vote this proxy in accordance with the instructions contained herein. Unless contrary instructions are specified, if this proxy is executed and returned (and not revoked) prior to the Annual Meeting, the common shares represented by this proxy will be voted "FOR" the above-mentioned items. The Company presently knows of no matters to come before the Annual Meeting other than the matters identified in the notice of the Annual Meeting. If any amendments, variations or other matters that are not known should properly come before the Annual Meeting, the Common Shares will be voted on such amendments, variations or matters in accordance with the best judgment of the said proxyholder.

The Shareholder has the right to appoint a person, other than the persons designated, to attend, vote and act for the Shareholder and on the Shareholder's behalf at the Annual Meeting. Such right may be exercised by striking out the names of the specified persons and inserting the name of such other person in the space provided.

This proxy revokes all prior proxies given by the Shareholder represented by this proxy and may be revoked at any time before it has been exercised as described in the Proxy Statement.

Continued and to be signed on reverse side

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.